UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

         Date of Report (Date of earliest event reported) July 18, 2006

                            FIRST SOUTH BANCORP, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         VIRGINIA                       0-22219               56-1999749
         --------                       -------               ----------
(State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


1311 Carolina Avenue, Washington, North Carolina                       27889
------------------------------------------------                       -----
(Address of principal executive offices)                              (Zip Code)

                                 (252) 946-4178
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communcations pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 18, 2006, First South Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter ended June 30, 2006 and the six months ended June 30, 2006. A copy of the press release dated July 18, 2006 is attached to this Report as an exhibit (Exhibit 99.1) and is furnished herewith.


Item 9.01.  Financial Statements and Exhibits

(a)      Not applicable
(b)      Not applicable
(c)      The following exhibit is filed herewith:

         Exhibit 99.1 - Press Release dated July 18, 2006.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                     First South Bancorp, Inc.
                                                     (Registrant)



Date: July 18, 2006                                  By: /s/ William L. Wall
                                                         -------------------
                                                     William L. Wall
                                                     Executive Vice President
                                                     Chief Financial Officer and
                                                     Secretary